EXHIBIT 10.1
AMENDMENT NO. 3 TO
CREDIT AGREEMENT
Dated as of August 11, 2006
          AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) among ACCO Brands Corporation, a Delaware corporation (the “Company”), ACCO Nederland Holdings B.V.(as successor to Furlon Holding B.V.), a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Dutch Borrower”), ACCO Brands Europe Ltd . , a limited company organized under the laws of England and Wales with registered number 5532999 (the “U.K. Borrower” and, together with the Company and the Dutch Borrower, the “Borrowers”), the Lenders listed on the signature pages hereto, Citicorp North America, Inc., as administrative agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS
          (1) WHEREAS, the Borrowers are parties to a certain Credit Agreement, dated as of August 17, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement” (terms used herein without definition in this Amendment have the meanings given such terms by the Credit Agreement)), among the Borrowers, the Lenders, the Administrative Agent and the other parties named therein;
          (2) WHEREAS, the Borrowers have requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement;
          (3) WHEREAS, the Requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Credit Agreement as set forth below;
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendment. As of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended by adding a new Section 2.20 to the Credit Agreement as follows:
“Section 2.20 Joint Liability of Day-Timers, Inc.
Without derogation of any other obligations of the U.S. Borrower, Day-Timers, Inc. or any other Loan Party under this Agreement or any other Loan Document, each of the Borrowers and Day-Timers, Inc. agrees that Day-Timers, Inc. shall be jointly and severally primarily liable with the U.S. Borrower for the repayment of all Obligations in respect of any Loans made to the U.S. Borrower.”

          SECTION 2. Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Effective Date”) on which (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, Day-Timers, Inc. and the Requisite Lenders, (b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Company dated the Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.
          SECTION 3. Representations and Warranties. The Borrowers represent and warrant as follows:
          (a) The representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).
          (b) No Default has occurred and is continuing on the date hereof.
          SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.
          (b) The Credit Agreement and each of the other Loan Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.
          SECTION 5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE

ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
          SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          SECTION 8. Costs and Expenses. The Borrowers hereby agree to pay all reasonable costs and expenses of the Administrative Agent associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel and other out-of-pocket expenses related hereto. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACCO Brands Corporation, as U.S. Borrower

By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and C.F.O.

ACCO Brands Europe Ltd., as U.K. Borrower

By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and C.F.O.

ACCO Nederland Holdings B.V., as Dutch Borrower

By:	/s/ Cees H. van Manen
Name: Cees H. van Manen
Title: Director

Day-Timers, Inc., as a Loan Party

By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and C.F.O.

Citicorp North America, Inc., as Administrative Agent

By:	/s/ Carrie Stead
Name: Carrie Stead
Title: Vice President